FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        May 20, 2005
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

               Delaware                  000-50990                 13-3894120
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    (State or other jurisdiction or   Commission File           (IRS Employer
            incorporation)                Number:            Identification No.)

      120 Broadway, 14th Floor, New York, NY                    10271
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (212) 655-2000
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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Item 8.01 Other Events

     On May 20, 2005 the Company announced the results of its Annual Meeting of Stockholders held on May 19, 2005 in New York City. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits


         (c)       The following exhibit is filed as part of this report.


Number                                    Description
------                                    -----------
 99.1      Copy of press release issued by Tower Group, Inc. dated May 20, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             Tower Group, Inc.
                                      ------------------------------------------
                                             (Registrant)

Date               May 20, 2005
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                                      /s/ Steven G. Fauth
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                                                         (Signature)*
                                      Steven G. Fauth
                                      Senior Vice President, Secretary and
                                      General Counsel


*Print name and title of the signing officer under his signature.